UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21528

The Endowment Registered Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:

John A. Blaisdell The Endowment Registered Fund, L.P. 4265 San Felipe, 8th Floor Houston, TX 77027	George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/13

Date of reporting period: 12/31/13

Item 1. Reports to Stockholders.

The Endowment Registered Fund, L.P.
Shareholder‘s Report
December 31, 2013

Dear TEF Partners:

It has been an eventful year for The Endowment Fund (the “Fund”)1 and for the core alternative strategies it accesses on behalf of investors. We hope to achieve a few objectives with this letter. First, we will provide an update on the performance of the Fund. Second, we will provide an update on our views of the environment for the Fund and its strategies in 2014 and beyond.

Recall that the goal of The Endowment Fund is to generate a high-quality return stream that targets approximately half the historical volatility of equities (8% target standard deviation) with very low correlation to traditional stocks and bonds. While we believe the reduced volatility and focus on diversification from traditional assets remain critical, both features were undeniably important headwinds in an equity-dominated 2013.

Investment Performance in 2013

The Endowment Registered Fund returned 3.7% in calendar 2013, including 4.1% in a comparatively strong fourth quarter. While performance was modestly positive, performance in different areas of the Fund varied significantly, consistent with the behavior of markets more broadly.^

Domestic Equity and Private Equity exposures led returns for 2013, contributing 1.5% and 2.1% to the Fund’s performance respectively. (As a reminder, performance contribution is calculated by multiplying the return of the asset class by its allocation within the portfolio.) This contribution to performance comes despite the relatively limited exposure to public equities over this time period, consistent with the approach to provide exposure to investments that diversify, rather than augment, exposures to global equity markets. This is largely the result of tremendous returns for equity market indices, especially the S&P 500, which led major large cap markets with a 32.4% return for 2013.^

Other core market exposures were less successful in 2013, including Traditional Fixed Income and Natural Resources. As mentioned in previous letters, fixed income weakened particularly in May and June of 2013 as a result of initial indications of a pullback in quantitative easing by the Federal Reserve, although those moves did not ultimately transpire until very late in the year. Given the Fund’s emphasis on diversifying away from equities in particular, this position in Traditional Fixed Income was a notable headwind. In addition, however, despite the

1 The Endowment Fund has a variety of feeders, which all feed into a single “master” fund called The Endowment Master Fund, L.P. Each “feeder” fund has different expense ratios, which provide for slightly different returns from one “feeder” fund to the next. Accordingly, unless otherwise specified, the returns outlined herein are those of The Endowment Registered Fund, L.P., which is the largest “feeder” fund in The Endowment Fund complex. Your returns may vary, based on the feeder in which you invest and the timing of your investment. Please consult your capital account statement for the exact returns of your investment.

^ Portfolio composition is subject to change.

strong environment for many growth assets, Natural Resources, in particular driven by weakness in commodities prices, was a meaningful negative contributor, reducing Fund returns by 1.0% for the year.^

Hedge fund strategies in the Global Opportunistic category were modest positive contributors, at 0.8%, with strong contributions from more macro- and trading-oriented strategies. In contrast, Arbitrage Strategies, which typically seek market neutral exposure focused on cross-security or cross-capital structure trades, performed poorly, reducing returns by 1.2%. A substantial portion of weakness in Arbitrage Strategies can be attributed to challenges faced by traditional hedging strategies employed by these managers; given their predisposition to hedge market exposure to remain market neutral, many utilize short positions in the S&P 500, one of the most liquid markets, to offset the market exposure from their long positions. Given the dominance of this U.S. Equity index over the year, these hedges were often a meaningful detractor from performance for hedge funds in the Arbitrage Strategies category.^

Economic Overview

More than ever following a year where investing domestically was so profitable for U.S.-based investors, we believe that “global” remains the operative word for 2014. The forces that drive investment returns, namely the behaviors and risk preferences of investors, are human forces, whether one is discussing sovereign debt in emerging Eastern Europe or small cap stocks here in the U.S.

Understanding the narratives which guide investor behaviors is important, but we believe that starting from a foundation of true diversification among the drivers of investment returns remains key. Thus, we believe that shrewd investing starts from a place of humility, introducing views only where we believe we know something of value that should change our positioning. Here is what we know:

•	U.S. Equity Dominance: The U.S. led developed markets in 2013 with a 32.4% return while emerging markets lagged considerably, posting a -2.6% return for the year.

•	Low Rates Anchored: Low growth rates, low inflation rates and persistent unemployment have kept short term interest rates in core markets anchored at or near zero.

^ Portfolio composition is subject to change.

•	Rising Rates Already Discounted: In the U.S., markets have already priced in a significant expectation of rising rates into forward curves.

Based on what we know, here is what we think:

•

Emerging over Developed: We favor emerging equity versus developed equity markets as they approach a 40% discount to developed markets based on P/E multiples. Growing consensus against emerging markets serves only to increase our conviction.

•

U.S. Valuations Not Extreme: Despite the recent outperformance of U.S. equity markets, they do not appear expensive versus other developed equity markets based upon either price to earnings or enterprise value to trailing 12-month EBITDA.

•

Rally is Old but Supported: Positive sentiment provides a contrarian indicator as we approach the five-year mark of the current bull market; however, it seems unlikely that policy makers would stand idle should the threats of the financial crisis resurface. This may, in our view, place limits on the severity of any market correction this year.

•

Still Opportunities in Sovereign Debt: The sovereign debt of Latin American issuers and other resourced-based economies like Australia and New Zealand looks attractive as investors are compensated for higher inflation with higher real yields. Furthermore, the secular growth outlooks and structural underpinnings bolster the credit quality of these countries.

•

Corporate Debt Concerns: We think any meaningful rise in interest rates may be contemporaneous with a counter-cyclical widening of spreads. The low absolute yield levels of corporate debt issues are justifiable based on the low interest rate environment and historically low default rates; however, we believe the combination of spread compression and low interest rates renders them more vulnerable to rising rates than duration measures suggest.

•

Closer to Home: Energy infrastructure remains a favorite theme as domestic oil production has increased by 30% since 2008 and the breakdown between Brent and West Texas Intermediate crude prices reveals logistical impediments in the current architecture of the global energy supply chain.

We believe that The Endowment Fund is particularly well-positioned to benefit from three main characteristics going forward. First, we believe that emphasizing results that are driven by skill, diversification and premia like illiquidity are important to generating full cycle results that are not as sensitive to capital market returns, for which we have more limited potential return expectations on a going-forward basis. Second, we believe that maintaining investment in a mature private investments portfolio, which The Endowment Fund allows, may avoid many of the risks and pitfalls of new investments in multi-asset private portfolios. Finally, we believe that providing access to exclusive top-tier hedge funds, unique early stage hedge funds and co-investment opportunities allows the delivery of focused, diversifying exposures to core alternatives that are not as dependent on the rising and falling waves of the market.

We thank you for your continued support. If you have any questions, please do not hesitate to call our service desk at 1-800-725-9456.

Kindest Regards,

Endowment Advisers, L.P.2

2 This letter is provided solely for informational purposes and is exclusively intended for use by existing Fund investors and/or pre-qualified prospective Fund investors with whom the Fund or an authorized intermediary acting on behalf of the Fund has a pre-existing substantive relationship. No other distribution or use of this newsletter has been authorized. Neither this letter nor the information contained therein constitutes an offer to sell or a solicitation of any offer to buy any securities. Any offering or solicitation will be made only to eligible investors and pursuant to the current version of the applicable Private Placement Memorandum and other governing documents, all of which must be read in their entirety.

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors

The Endowment Registered Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of The Endowment Registered Fund, L.P. (the “Registered Fund”) as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Registered Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Registered Fund, L.P. as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 1, 2014

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2013

Assets
Investment in the Master Fund, at fair value	$861,669,331
Receivable from the Master Fund	271,235,108
Prepaids and other assets	41,671

Total assets	1,132,946,110

Liabilities and Partners’ Capital
Withdrawals payable	271,235,108
Servicing Fees payable	2,758,999
Accounts payable and accrued expenses	448,012

Total liabilities	274,442,119

Partners’ capital	858,503,991

Total liabilities and partners’ capital	$1,132,946,110

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2013

Net investment loss allocated from the Master Fund:
Dividend income	$4,475,056
Interest income	707,446
Dividend income from affiliated investments	2,065,716
Interest income from affiliated investments	85,473
Expenses	(14,193,590)

Net investment loss allocated from the Master Fund	(6,859,899)

Expenses of the Registered Fund:
Servicing Fees	11,928,021
Professional fees	373,824
Other expenses	317,946

Total expenses of the Registered Fund	12,619,791

Net investment loss of the Registered Fund	(19,479,690)

Net realized and unrealized gain (loss) from investments allocated from the Master Fund:
Net realized gain from investments	50,225,514
Change in unrealized appreciation/depreciation from investments	9,536,626

Net realized and unrealized gain from investments allocated from the Master Fund	59,762,140

Net increase in partners’ capital resulting from operations	$40,282,450

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statements of Changes in Partners’ Capital

Years Ended December 31, 2012 and December 31, 2013

Partners’ capital at December 31, 2011	$1,866,797,481
Contributions	35,865,461
Withdrawals	(654,168,279)
Early repurchase fees	35,643
Net increase in partners’ capital resulting from operations:
Net investment loss	(26,902,161)
Net realized gain from investments	116,098,337
Change in unrealized appreciation/depreciation from investments	(61,122,542)

Net increase in partners’ capital resulting from operations	28,073,634

Partners’ capital at December 31, 2012	1,276,603,940

Withdrawals	(458,382,399)
Net increase in partners’ capital resulting from operations:
Net investment loss	(19,479,690)
Net realized gain from investments	50,225,514
Change in unrealized appreciation/depreciation from investments	9,536,626

Net increase in partners’ capital resulting from operations	40,282,450

Partners’ capital at December 31, 2013	$858,503,991

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2013

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$40,282,450
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Net realized and unrealized gain from investments allocated from the Master Fund	(59,762,140)
Net investment loss allocated from the Master Fund	6,859,899
Withdrawals from the Master Fund	471,614,601
Change in operating assets and liabilities:
Receivable from the Master Fund	(179,115,874)
Prepaids and other assets	(41,671)
Servicing Fees payable	(578,612)
Accounts payable and accrued expenses	7,872

Net cash provided by operating activities	279,266,525

Cash flows from financing activities:
Withdrawals	(279,266,525)

Net cash used in financing activities	(279,266,525)

Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of year	—

Cash and cash equivalents at end of year	$—

See accompanying notes to financial statements.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2013

(1) ORGANIZATION

The Endowment Registered Fund, L.P. (the “Registered Fund”), a Delaware limited partnership registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on March 10, 2004, as a non-diversified, closed-end management investment company. The Registered Fund was created to serve as a feeder fund for The Endowment Master Fund, L.P. (the “Master Fund”). For convenience, reference to the Registered Fund may include the Master Fund, as the context requires.

The Registered Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Registered Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which invests its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund’s financial statements, Schedule of Investments and notes to financial statements, included elsewhere in this report, should be read in conjunction with this report. The percentage of the Master Fund’s partnership interests owned by the Registered Fund on December 31, 2013, was 41.75%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Registered Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Registered Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Registered Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Registered Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Registered Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Registered Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Registered Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Registered Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

Under the Registered Fund’s organizational documents, the Registered Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Registered Fund. In the normal course of business, the Registered Fund enters into contracts with service providers, which also provide for indemnifications by the Registered Fund. The Registered Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Registered Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Registered Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Registered Fund and the results of its operations.

(b) CASH EQUIVALENTS

The Registered Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Registered Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Fund.

The Registered Fund records investment transactions on a trade-date basis.

Investments that are held by the Registered Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

(d) INVESTMENT VALUATION

The valuation of the Registered Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Registered Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Registered Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Registered Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Registered Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value based on the Registered Fund’s proportional share of the Master Fund’s partners’ capital. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s notes to financial statements, included elsewhere in this report.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Registered Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Registered Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Registered Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes; and other types of expenses as may be approved from time to time by the Board.

(g) INCOME TAXES

The Registered Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Registered Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

For the current open tax year and for all major jurisdictions, management of the Registered Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Registered Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Registered Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Registered Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2013, the Registered Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by federal and state tax jurisdictions.

(h) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Registered Fund records its investment in the Master Fund at fair value. Investments of the Master Fund are recorded at fair value as more fully discussed in the Master Fund’s notes to financial statements, included elsewhere in this report.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Registered Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Registered Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Registered Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Registered Fund’s limited partnership agreement. The Registered Fund reserves the right to reject any applications for subscription of Interests.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Registered Fund, including allocations from the Master Fund, are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Registered Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Registered Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. The Adviser, which also serves as the investment adviser of the Master Fund, generally recommends to the Board that the Registered Fund offer to repurchase such Interests each calendar quarter, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Registered Fund’s assets are invested in the Master Fund, the ability of the Registered Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. The Master Fund’s repurchase policy is substantially similar to the Registered Fund’s repurchase policy as any tender offer by the Master Fund is subject to the sole discretion of the Board. In addition, the Registered Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Registered Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2013, all of the investments made by the Registered Fund were in the Master Fund.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Registered Fund may invest either directly or through the Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Registered Fund’s risk of loss in these Investment Funds is limited to the Registered Fund’s pro rata share of the value of its investment in or commitment to such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital of the Master Fund. The Administrator also provides the Registered Fund and the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for Registered Fund administration are paid out of the Master Fund’s assets, which decreases the net profits or increases the net losses of the partners in the Registered Fund.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the Registered Fund, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”) equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. So long as the Registered Fund invests all of its investable assets in the Master Fund, the Registered Fund will not pay the Adviser directly any Investment Management Fee; however, should the Registered Fund not have all of its investments in the Master Fund, it may be charged the 1.00% Investment Management Fee directly. The Registered Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund and indirectly the Registered Fund as the fees reduce the capital accounts of the Master Fund’s partners.

(b) SERVICING FEES

In consideration for providing or procuring investor services and administrative assistance to the Registered Fund, the Adviser receives a servicing fee (the “Servicing Fee”) equal to 1.00% (on an annualized basis) of each partner’s capital account balance, calculated at the end of each month, payable quarterly in arrears.

The Adviser may engage one or more sub-servicing agents to provide some or all of the services. Compensation to any sub-servicing agent is paid by the Adviser. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

For the year ended December 31, 2013, $11,928,021 was incurred for Servicing Fees.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(c) PLACEMENT AGENTS

The Registered Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Registered Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Registered Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

(9) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
Net investment loss to average partners’ capital[1]	(1.69)%	(1.69)%	(1.76)%	(1.97)%	(1.98)%
Expenses to average partners’ capital[1]	2.32%	2.37%	2.28%	2.24%	2.23%
Portfolio turnover[2]	16.95%	20.88%	26.72%	26.71%	27.40%
Total return[3,4]	3.72%	1.66%	(4.13)%	8.34%	13.86%
Partners’ capital, end of year (000s)	$858,504	$1,276,604	$1,866,797	$2,407,131	$2,417,997

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1

Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year. Ratios include allocations of net investment loss and expenses from the Master Fund.

2	The Registered Fund is invested exclusively in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund, which is for the year indicated.
3	Calculated as geometrically linked monthly returns for each month in the year.
4

Calculated including benefit of early repurchase fees in each applicable year. Had these early repurchase fees not been included as income for the purposes of the total return calculation, the total return would have remained at (4.13)% for 2011 and 8.34% for 2010, but would have been 1.65% for 2012 and 13.83% for 2009.

(10) SUBSEQUENT EVENTS

On February 18, 2014, the Board approved a tender offer (the “Offer”) to be made for up to 100% of the Registered Fund’s outstanding Interests with a valuation date of March 31, 2014, with a potential extension of the valuation date to June 30, 2014 depending on certain factors as set forth in the Offer. Unlike the Registered Fund’s prior offers to repurchase Interests, with respect to which the Registered Fund paid repurchase proceeds in cash, proceeds for Interests tendered and accepted pursuant to the Offer will not be paid in cash. Proceeds for tendered Interests will be paid in-kind with tendering partners receiving 100% of their repurchase proceeds in shares of limited partnership interests (the “Shares”) in PMF Fund, L.P. (the “PMF Fund”), a newly-formed, closed-end, non-diversified, investment company registered under the 1940 Act that invests substantially all of its assets in The Endowment PMF Master Fund, L.P. (the “PMF Master Fund” and together with the PMF Fund, the “PMF Funds”), which also is a newly-formed, closed-end, non-diversified, registered investment company under the 1940 Act.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

The Offer commenced on February 20, 2014 and, unless extended, will expire on March 19, 2014. The estimated net asset value will be calculated for the purpose of the Offer as of March 31, 2014 or, if the valuation date is extended, June 30, 2014. The Offer is subject to certain conditions and is being made simultaneously with a cash tender offer by the PMF Fund in which partners tendering Interests pursuant to the Offer, and therefore becoming holders of Shares of the PMF Fund, will have the opportunity to participate (the “PMF Funds Offer”). The PMF Funds Offer is a cash repurchase offer pursuant to which Shares will be repurchased at a discount to their net asset value, assuming all of the conditions of the PMF Funds Offer are satisfied. The Offer is not contingent upon the completion of the PMF Funds Offer. Additional information regarding the Offer and the PMF Funds Offer is available free of charge on the SEC’s website at www.sec.gov.

Management of the Registered Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2013.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2013

(Unaudited)

Directors and Officers

The Registered Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Registered Fund who are responsible for the Registered Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Registered Fund, The Master Fund, The Endowment Institutional Fund, L.P, The Endowment TEI Fund, L.P. and The Endowment Institutional TEI Fund W, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $38,000, paid quarterly, an annual Board meeting fee of $15,000, a fee of $1,250 per informal Board meeting, a fee of $1,250 per telephonic Board meeting, an annual fee of $4,000 for membership on each committee, an annual fee of $5,000 for the audit committee chairman and $2,500 for each other committee chair, each of which is paid quarterly, and an annual fee of $7,500, paid quarterly, to the Lead Independent Director. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Directors

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell[1] Age: 53 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director, Co- Principal Executive Officer (Since 2004)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	5	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew Linbeck[1] Age: 49 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director, Co- Principal Executive Officer (Since 2004)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	5	Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011.
A. Haag Sherman[1] Age: 48 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	Member, Investment Committee of the Adviser, 2002-2011; Managing Director of Salient, 2002-2011.	5	Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Plains Capital Corporation, since 2009; Blue Dolphin Energy Company, since 2012.

1

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P., The Endowment TEI Fund, L.P., The Endowment Institutional TEI Fund W, L.P., and the Adviser.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Age: 74 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	5	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Brandes Investment Trust (investment companies) (four funds) since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005- 2010.
Jonathan P. Carroll Age: 52 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years.	5	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 57 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2009)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	5	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Richard C. Johnson Age: 76 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	5	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011.
G. Edward Powell Age: 77 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	5	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott E. Schwinger Age: 48 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	5	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001.

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 40 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Chief Compliance Officer (“CCO”) (Since 2010)	CCO, Salient, since 2010; Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.
John E. Price Age: 46 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2004)	Managing Director and Chief Financial Officer, Adviser, since 2003; Partner, Managing Director and Chief Financial Officer of Salient, since 2003.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Jeremy Radcliffe Age: 39 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Secretary (Since 2013)	Managing Director of Salient, since 2002.

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2013.

Asset Class[1]	Fair Value	%
Arbitrage Strategies	$259,380,056	12.40
Domestic Equity	27,794,430	1.33
Energy	236,553,251	11.31
Enhanced Fixed Income	145,106,419	6.94
Global Opportunistic	212,121,331	10.14
International Equity	43,287,010	2.07
Natural Resources	34,182,182	1.63
Private Equity	727,754,609	34.77
Real Estate	195,817,823	9.36
Technology	129,024	0.01
Call Options Purchased	20,750,470	0.99
Money Market Funds	189,272,108	9.05

Total Investments	$2,092,148,713	100.00

1	The complete list of investments is included in the Schedule of Investments of the Master Fund, which is included elsewhere in this report.

Form N-Q Filings

The Registered Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Registered Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Registered Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Proxy Voting Policies

A description of the policies and procedures that the Registered Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Registered Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Registered Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

THE ENDOWMENT REGISTERED FUND, L.P.

(A Limited Partnership)

Privacy Policy (Unaudited)

The Registered Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Registered Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Registered Fund’s service providers, including the Registered Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Registered Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

the

ENDOWMENT FUND

The Endowment Master Fund, L.P.

Shareholders’ Report

December 31, 2013

Report of Independent Registered Public Accounting Firm

The Partners and Board of Directors

The Endowment Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of The Endowment Master Fund, L.P. (the “Master Fund”), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with custodians and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Master Fund, L.P. as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

March 1, 2014

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2013

Assets
Investments in Investment Funds, at fair value (cost $756,366,463)	$934,742,972
Investments in affiliated Investment Funds, at fair value (cost $900,292,673)	947,192,231
Investments in securities, at fair value (cost $190,226,451)	189,463,040
Investments in derivative contracts, at fair value (cost $24,991,550)	20,750,470

Total investments	2,092,148,713
Cash and cash equivalents	469,431,361
Deposits with brokers for futures contracts	21,305,867
Deposits with brokers for swap agreements	15,534,304
Net unrealized gain on swap agreements	1,608,926
Premiums paid on credit default swap agreements	2,907,059
Receivable from investments sold	85,380,825
Receivable from affiliated investments sold	35,242,278
Prepaids and other assets	422,840

Total assets	2,723,982,173

Liabilities and Partners’ Capital
Withdrawals payable	650,870,677
Investment Management Fees payable	6,631,332
Offshore withholding tax payable	910,683
Administration fees payable	255,784
Payable to Adviser	100,000
Payable to Directors	141,750
Accounts payable and accrued expenses	1,030,521

Total liabilities	659,940,747

Partners’ capital	2,064,041,426

Total liabilities and partners’ capital	$2,723,982,173

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

December 31, 2013

	Shares	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Arbitrage Strategies (0.03% of Partners’ Capital)
Montrica Global Opportunities Fund, L.P.(1)	25,428	$669,370
Natural Resources (1.46% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.(2)		21,944,417
Sentient Global Resources Fund IV, L.P.		8,212,383
Private Equity (14.65% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.		4,831,101
CX Partners Fund Limited(1)		18,264,000
Gavea Investment Fund II A, L.P.(1)		1,916,000
Gavea Investment Fund III A, L.P.		36,011,134
Hillcrest Fund, L.P.(3)		12,205,434
India Asset Recovery Fund, L.P.		228,169
J.C. Flowers III, L.P.(2)		11,034,760
LC Fund IV, L.P.(1)(2)		25,533,642
New Horizon Capital III, L.P.(2)		42,264,844
Northstar Equity Partners III Limited		6,997,547
Orchid Asia IV, L.P.(2)		12,792,082
Reservoir Capital Partners (Cayman), L.P.		13,253,028
Tiger Global Private Investment Partners IV, L.P.(2)		10,388,497
Tiger Global Private Investment Partners V, L.P.(2)		23,850,820
Tiger Global Private Investment Partners VI, L.P.(2)		8,892,810
Trustbridge Partners II, L.P.		22,000,000
Trustbridge Partners III, L.P.(1)(2)		40,243,212
Trustbridge Partners IV, L.P.(2)		11,670,162
Real Estate (1.70% of Partners’ Capital)
Forum European Realty Income III, L.P.		16,592,843
Phoenix Asia Real Estate Investments II, L.P.(2)		11,737,256
Phoenix Real Estate Fund (T), L.P.(1)		6,832,239

Total Cayman Islands		368,365,750

Guernsey
Private Equity (0.46% of Partners’ Capital)
Mid Europa Fund III, L.P.(2)		9,414,145

Total Guernsey		9,414,145

Republic of Mauritius
Real Estate (0.11% of Partners’ Capital)
Orbis Real Estate Fund I(1)		2,180,645

Total Republic of Mauritius		2,180,645

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2013

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United Kingdom
Private Equity (1.17% of Partners’ Capital)
Darwin Private Equity I, L.P.(2)		$6,699,409
Sovereign Capital Limited Partnership III(1)		17,424,428
Real Estate (0.42% of Partners’ Capital)
Benson Elliott Real Estate Partners II, L.P.		2,151,595
Patron Capital, L.P. II		541,983
Patron Capital, L.P. III		5,912,292

Total United Kingdom		32,729,707

United States
Arbitrage Strategies (11.46% of Partners’ Capital)
Blue Mountain Credit Alternatives Fund, L.P.(1)		79,092,477
Citadel Wellington, LLC		67,582,977
Eton Park Fund, L.P.		6,121,953
Kenmont Onshore Fund, L.P.(1)		18,684
King Street Capital, L.P.		968,383
Magnetar Capital Fund, L.P.(1)		7,591,968
Magnetar SPV, LLC (Series L)(1)		2,046,734
Millennium USA, L.P.		29,411,715
OZ Asia Domestic Partners, L.P.		2,071,062
PIPE Equity Partners, LLC(3)		12,411,446
PIPE Select Fund, LLC(3)		27,883,086
Stark Investments Limited Partnership(2)		116,996
Stark Select Asset Fund, LLC		1,265,639
Domestic Equity (1.34% of Partners’ Capital)
CCM Small Cap Value Qualified Fund, L.P.(3)		5,210,242
Ithan Creek Partners, L.P.		19,989,632
Kior Shares Liquidating Capital Account		70,587
Samlyn Onshore Fund, L.P.		2,462,061
Energy (11.46% of Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P.(2)		4,126,954
ArcLight Energy Partners Fund V, L.P.(2)		4,950,946
CamCap Resources, L.P.		222,446
EnCap Energy Capital Fund VII-B, L.P.(2)		4,406,025
EnCap Energy Infrastructure TE Feeder, L.P.(1)(2)		5,722,401
Intervale Capital Fund, L.P.(1)(2)		15,288,846
Merit Energy Partners G, L.P.(2)		11,644,715
NGP Energy Technology Partners II, L.P.(2)		5,107,039
NGP IX Offshore Fund, L.P.(2)		34,901,000

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2013

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Energy (11.46% of Partners’ Capital) (continued)
NGP Midstream & Resources, L.P.(2)		$52,557,664
Quantum Parallel Partners V, L.P.(3)		29,590,634
Tenaska Power Fund II-A, L.P.(1)(2)		18,683,665
The Energy & Minerals Group Fund II(2)		10,301,261
Velite Energy, L.P.(1)		39,049,655
Enhanced Fixed Income (7.03% of Partners’ Capital)
BDCM Partners I, L.P.(1)		40,530,131
Credit Distressed Blue Line Fund, L.P.(3)		13,190,943
Fortelus Special Situations Fund, L.P.(1)		5,094,797
Halcyon European Structured Opportunities Fund, L.P.(3)		89,380
Harbinger Capital Partners Fund I, L.P.(3)		25,240,685
Harbinger Capital Partners Fund II, L.P.		1,894,261
Harbinger Capital Partners Special Situations Fund, L.P.		1,790,932
Harbinger Class L Holdings (U.S.), LLC		161,786
Harbinger Class LS Holdings (U.S.) Trust	3,816	391,796
Harbinger Class PE Holdings (U.S.) Trust	10	1,620,152
Prospect Harbor Credit Partners, L.P.		2,518,673
Providence MBS Fund, L.P.(1)		52,582,883
Global Opportunistic (10.28% of Partners’ Capital)
Blueshift Energy Fund, L.P.(3)		33,372,298
Falcon Edge Global, L.P.		16,032,947
Hayman Capital Partners, L.P.(1)(2)		63,811,807
Kepos Alpha Fund, L.P.(1)		78,659,225
Passport Global Strategies III, Ltd.(1)	2,244	870,073
Senator Global Opportunity Fund, L.P.		5,179,906
Valiant Capital Partners, L.P.		6,550,787
Viking Global Equities, L.P.		7,644,288
International Equity (2.07% of Partners’ Capital)
Penta Asia Domestic Partners, L.P.		4,735,958
Steel Partners Japan Strategic Fund, L.P.		1,823,223
TAEF Fund, LLC		3,908,401
Tybourne Equity (U.S.) Fund(1)(2)		32,203,799
Natural Resources (0.00% of Partners’ Capital)
Tocqueville Gold Partners, L.P.		24,408
Private Equity (18.98% of Partners’ Capital)
Accel-KKR Capital Partners III, L.P.		18,928,279
Advent Latin American Private Equity Fund IV-F, L.P.		4,566,852

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2013

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (18.98% of Partners’ Capital) (continued)
Advent Latin American Private Equity Fund V-F, L.P.(1)		$8,509,932
Audax Mezzanine Fund II, L.P.(2)		1,404,911
Audax Mezzanine Fund III, L.P.(2)		7,776,625
BDCM Opportunity Fund II, L.P.(2)		11,295,794
Black River Commodity Multi-Strategy Fund, LLC		675,608
Capital Royalty Partners, L.P.(2)		964,957
Catterton Growth Partners, L.P.		18,349,957
CEF-Safety Kleen Liquidating Account	4,810	142,881
Chrysalis Ventures III, L.P.		2,165,345
Crosslink Crossover Fund IV, L.P.		1,539,384
Crosslink Crossover Fund V, L.P.		6,304,207
Crosslink Crossover Fund VI, L.P.		16,577,771
Dace Ventures I, L.P.(1)		1,509,963
Fairhaven Capital Partners, L.P.		7,607,946
Garrison Opportunity Fund II A, LLC		15,608,617
Garrison Opportunity Fund, LLC(1)		20,554,861
HealthCor Partners Fund, L.P.(1)		8,719,201
Highland Credit Strategies Liquidation Vehicle Onshore		2,222,131
Integral Capital Partners VIII, L.P.(1)		2,872,000
L-R Global Partners, L.P		404,777
MatlinPatterson Global Opportunities Partners III, L.P.(2)		10,805,832
Middle East North Africa Opportunities Fund, L.P.(3)	5,089	1,315,734
Monomoy Capital Partners II, L.P.		4,252,442
Monomoy Capital Partners, L.P.		2,683,686
Monsoon India Inflection Fund 2, L.P.		230,000
Monsoon India Inflection Fund, L.P.		130,000
Pine Brook Capital Partners, L.P.(2)		23,775,394
Pinto America Growth Fund, L.P.(2)		1,560,110
Private Equity Investment Fund IV, L.P.(1)(2)		5,409,231
Private Equity Investment Fund V, L.P.(1)(2)		39,915,679
Saints Capital VI, L.P.(1)(2)		16,440,779
Sanderling Venture Partners VI Co-Investment Fund, L.P.		1,755,251
Sanderling Venture Partners VI, L.P.		1,268,451
Sterling Capital Partners II, L.P.(2)		1,630,110
Sterling Group Partners II, L.P.		960,582
Sterling Group Partners III, L.P.		8,599,007
Strategic Value Global Opportunities Fund I-A, L.P.		2,046,887
Tenaya Capital V, L.P.		6,732,216

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2013

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (18.97% of Partners’ Capital) (continued)
Tenaya Capital VI, L.P.		$3,881,287
The Column Group, L.P.		8,451,768
The Founders Fund III, L.P.		18,490,313
The Founders Fund IV, L.P.		9,535,472
The Raptor Private Holdings, L.P.	1,833	936,975
Trivest Fund IV, L.P.(1)(2)		19,392,683
Tuckerbrook SB Global Distressed Fund I, L.P.(1)		5,293,587
VCFA Private Equity Partners IV, L.P.(2)		1,382,838
VCFA Venture Partners V, L.P.		5,310,105
Voyager Capital Fund III, L.P.		3,815,370
WestView Capital Partners II, L.P.(1)(2)		27,135,597
Real Estate (6.62% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.(2)		484,300
Cypress Realty VI, L.P.		5,604,852
Florida Real Estate Value Fund, L.P.(1)		8,150,000
GTIS Brazil Real Estate Fund (Brazilian Real), L.P.(1)		23,900,000
Lone Star Real Estate Fund II (U.S.), L.P.		5,831,654
Monsoon Infrastructure & Realty Co-Invest, L.P.(1)		14,994,404
Northwood Real Estate Co-Investors, L.P.(2)		7,033,803
Northwood Real Estate Partners, L.P.(2)		13,357,102
Parmenter Realty Fund III, L.P.(2)		6,018,110
Parmenter Realty Fund IV, L.P.(2)		8,300,019
Pearlmark Mezzanine Realty Partners III, LLC(1)(2)		14,205,600
Pennybacker II, L.P.(1)(2)		7,726,279
SBC Latin America Housing US Fund, L.P.(1)		7,641,872
Square Mile Partners III, L.P.(2)		13,404,731

Total United States		1,429,284,543

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		1,841,974,790	89.24%

Passive Foreign Investment Companies
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Arbitrage Strategies (1.08% of Partners’ Capital)
CRC Credit Fund Ltd.	78,050	21,372,049
Overseas CAP Partners, Inc.	92	755,517
International Equity (0.03% of Partners’ Capital)
Quorum Fund Limited	10,369	615,629

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2013

	Shares	Fair Value	% of Partners’ Capital
Passive Foreign Investment Companies (continued)
Cayman Companies Limited by Shares, Exempted Companies
and Limited Liability Companies (continued)
Natural Resources (0.19% of Partners’ Capital)
Ospraie Special Opportunities (Offshore), Ltd.		$4,000,974

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		26,744,169

Total Passive Foreign Investment Companies		26,744,169	1.30%

Private Corporations
United States
Real Estate (0.64% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc.		2,064,527
Legacy Partners Realty Fund III, Inc.		7,552,271
Net Lease Private REIT V, Inc.(2)		137,708
Net Lease Private REIT VI, Inc.(2)		770,918
Net Lease Private REIT VII, Inc.(2)		1,345,410
Net Lease Private REIT VII-A, Inc.(2)		1,345,410

Total Private Corporations		13,216,244	0.64%

Total Investments in Investment Funds Cost ($1,656,659,136)		1,881,935,203	91.17%

Investments in Securities
Common Stocks
United States
Domestic Equity (0.00% of Partners’ Capital)
Kior, Inc.	36,850	61,908
Technology (0.01% of Partners’ Capital)
Houghton Mifflin Harcourt Co.	7,608	129,024

Total Common Stocks		190,932	0.01%

Registered Investment Company
United States
Money Market Funds (9.17% of Partners’ Capital)
JPMorgan 100% U.S. Treasury Securities Money Market Fund(2)	189,272,108	189,272,108

Total Registered Investment Company		189,272,108	9.17%

Total Investments in Securities (Cost $190,226,451)		189,463,040	9.18%

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2013

	Shares	Fair Value	% of Partners’ Capital
Derivative Contracts—Assets
Call Options Purchased
United States
CMS 10 Year One Look Cap, 10 Year USD Swap Rate (Strike Rate 5.50%, Expiration 05/01/19)	1,079,000,000	$7,258,678
CMS 10 Year One Look Cap, 10 Year USD Swap Rate (Strike Rate 6.50%, Expiration 05/01/19)	1,350,000,000	5,567,365
CMS 10 Year One Look Cap, 10 Year USD Swap Rate (Strike Rate 5.62%, Expiration 05/02/19)	714,285,714	4,459,742
CMS 10 Year One Look Cap, 10 Year USD Swap Rate (Strike Rate 6.62%, Expiration 05/02/19)	877,192,983	3,464,685

Total Call Options Purchased		20,750,470	1.01%

Warrants Purchased
United States
Global Opportunistic (0.00% of Partners’ Capital)
Bally Total Fitness Holdings Corp. Warrants Exp. Sep. 2014, Strike Price $20.00	4	—

Total Warrants Purchased		—	0.00%

Total Derivative Contracts—Assets (Cost $24,991,550)		20,750,470	1.01%

Total Investments (Cost $1,871,877,137)		$2,092,148,713	101.36%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2013 were $304,586,740. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All Investment Funds and securities are non-income producing unless noted otherwise.

Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity of the Master Fund’s investments.

(1)	Affiliated investments (See Note 5c)
(2)	Income producing investment
(3)	Affiliated investments for which ownership exceeds 25% of Partners’ Capital

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2013

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	March 2014	326	$40,113,281	$(896,615)
CAC40 10 Euro	January 2014	443	26,194,502	1,013,886
E-Mini S&P 500	March 2014	2,067	190,277,685	3,963,453
Euro BUXL 30-Year Bond	March 2014	241	40,451,772	(315,883)
FTSE/MIB Index	March 2014	198	25,908,922	959,365
German Stock Index	March 2014	84	27,747,813	1,158,724
IBEX 35 Index	January 2014	194	26,337,950	1,195,668
Tokyo Price Index	March 2014	212	26,225,662	914,995

			$403,257,587	$7,993,593

Total Return Swap Agreements:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Long Position:
KOSPI 200 Index	Goldman Sachs	3/13/2014	$25,427,075	$268,006

Credit Default Swap Agreements—Sell Protection:(a)

Underlying Instrument	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31 2013(b)	Notional Amount(c)	Value(d)	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX Emerging Markets Index Swap Agreement with Goldman Sachs International; Series 19	5.00%	6/20/18	2.88%	$4,542,884	$405,619	$456,560	$(50,941)
CDX Emerging Markets Index Swap Agreement with Goldman Sachs International; Series 20	5.00%	12/20/18	2.75%	10,580,449	1,090,915	1,052,755	38,160
CDX iTraxx Europe Crossover Index Swap Agreement with Goldman Sachs International; Series 20	5.00%	12/20/18	2.87%	15,083,787	1,439,396	660,482	778,914
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 21	5.00%	12/20/18	3.08%	15,123,333	1,312,049	737,262	574,787

					$4,247,979	$2,907,059	$1,340,920

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

December 31, 2013

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Master Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreement as of period end, serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential payment amount the Master Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

(d)	Value includes upfront payments paid (received) and unrealized gain (loss).

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Operations

Year Ended December 31, 2013

Investment income:
Dividend income	$10,727,115
Interest income	1,697,803
Dividend income from affiliated investments	4,951,830
Interest income from affiliated investments	204,821

Total investment income	17,581,569

Expenses:
Investment Management Fees	28,677,960
Administration fees	1,645,176
Professional fees	1,203,891
Custodian fees	229,395
Line of credit commitment fees	450,940
Directors fees	480,000
Interest expense	450,210
Offshore withholding tax expense	4,012,275
Other expenses	886,503

Total expenses	38,036,350

Net investment loss	(20,454,781)

Net realized and unrealized gain (loss):
Net realized gain from investments and foreign currency translations	199,189,193
Net realized loss from futures contracts	(30,196,456)
Net realized loss from swap contracts	(59,469,633)
Net realized loss from forward foreign currency exchange contracts	(8,860,029)
Net realized gain from redemptions in-kind	170,632
Net realized gain from affiliated investments	19,603,727
Change in unrealized appreciation/depreciation	22,813,375

Net realized and unrealized gain	143,250,809

Net increase in partners’ capital resulting from operations	$122,796,028

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statements of Changes in Partners’ Capital

Years Ended December 31, 2012 and December 31, 2013

Partners’ capital at December 31, 2011	$4,301,278,858
Contributions	132,053,507
Withdrawals	(1,459,231,885)
Net increase in partners’ capital resulting from operations:
Net investment loss	(30,336,972)
Net realized gain from investments and foreign currency translations	236,860,829
Net realized gain from purchased option contracts	1,896,642
Net realized loss from futures contracts	(21,473,556)
Net realized loss from redemptions in-kind	(1,112,455)
Net realized gain from affiliated investments	56,413,884
Change in unrealized appreciation/depreciation	(144,614,669)

Net increase in partners’ capital resulting from operations	97,633,703

Partners’ capital at December 31, 2012	3,071,734,183

Contributions	468,913
Withdrawals	(1,130,957,698)
Net increase in partners’ capital resulting from operations:
Net investment loss	(20,454,781)
Net realized gain from investments and foreign currency translations	199,189,193
Net realized loss from futures contracts	(30,196,456)
Net realized loss from swap contracts	(59,469,633)
Net realized loss from forward foreign currency exchange contracts	(8,860,029)
Net realized gain from redemptions in-kind	170,632
Net realized gain from affiliated investments	19,603,727
Change in unrealized appreciation/depreciation	22,813,375

Net increase in partners’ capital resulting from operations	122,796,028

Partners’ capital at December 31, 2013	$2,064,041,426

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

Year Ended December 31, 2013

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$122,796,028
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(2,040,454,592)
Proceeds from disposition of investments	3,178,476,789
Premiums paid on credit default swap agreements	(2,907,059)
Net realized gain from investments	(199,811,166)
Net realized gain from redemptions in-kind	(170,632)
Net realized gain from affiliated investments	(19,603,727)
Change in unrealized appreciation/depreciation from investments	(38,218)
Change in unrealized appreciation/depreciation from swap agreements	(1,608,926)
Change in operating assets and liabilities:
Deposits with brokers for futures contracts	26,790,490
Deposits with brokers for swap agreements	(15,534,304)
Interest and dividends receivable	30,285
Dividends receivable from affiliated investments	78,786
Receivable from investments sold	69,534,999
Receivable from affiliated investments sold	(10,203,711)
Prepaids and other assets	(276,185)
Investment Management Fees payable	(1,401,055)
Offshore withholding tax payable	(2,999,311)
Administration fees payable	(45,989)
Payable to Adviser	75,048
Payable to Directors	28,375
Accounts payable and accrued expenses	(580,931)

Net cash provided by operating activities	1,102,174,994

Cash flows from financing activities:
Contributions	468,913
Withdrawals	(692,589,280)

Net cash used in financing activities	(692,120,367)

Net change in cash and cash equivalents	410,054,627
Cash and cash equivalents at beginning of year	59,376,734

Cash and cash equivalents at end of year	$469,431,361

Supplemental schedule of cash activity:
Cash paid for offshore withholding taxes	$7,011,586
Cash paid for interest	445,812
Supplemental schedule of noncash activity:
Redemptions in-kind (Cost $880,810)	$1,051,442

See accompanying notes to financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2013

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”) a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently nine feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, as hereinafter defined, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial position of the Master Fund and the results of its operations.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

Dividend income is recorded on the ex-dividend date. Other investment fund distributions are recorded based on the detail provided with the distribution notice, as applicable. Realized gains or losses on the disposition of investments are accounted for based on the first in first out method.

(d) INVESTMENT VALUATION

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of net assets of the Master Fund as of December 31, 2013.

Investments currently held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such investments in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps and total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate and the 30 day forward rate, or the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

•

OTHER—Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RICs value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates fair value, and are typically categorized as Level 2 in the fair value hierarchy.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures pursuant to the fair valuation procedures approved by the Board. In each of these situations, valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS

All open derivative positions at period-end are presented in the Master Fund’s Schedules of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments the Master Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS CONTRACTS—The Master Fund invests in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a specified price upon

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Master Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain more or less exposure to foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Master Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Master Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Master Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Master Fund invests in futures contracts as part of its strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Master Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Master Fund, depending on fluctuations in the value of the underlying asset. The underlying assets are not physically delivered. The Master Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Master Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amount reflects the extent of the total exposure the Master Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Master Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Master Fund since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Master Fund invests in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receipt of a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the right to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund is subject to investment exposure on the notional amount of the swap agreement.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

An interest rate swap involves the exchange of commitments to pay and receive interest based on a notional amount and is subject to interest rate risk exposure. If the other party to an interest rate swap defaults, the Master Fund’s risk of loss consists of the net amount of interest payments that the Master Fund is contractually entitled to receive.

Swap agreements do not involve the physical delivery of assets, thereby limiting the risk of loss to the Master Fund to the net amount of payments it is contractually obligated to make. The use of swap agreements involves, to varying degrees, elements of market risk, equity risk and counterparty risk. The Master Fund remains subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy, or unless the swap agreement is centrally cleared. With uncleared swap agreements, the Master Fund bears the risk of loss of the amount expected to be received under the swap agreement if the counterparty fails to perform. The counterparty risk for cleared swap agreements is generally lower than for uncleared over-the-counter swap agreements as the clearing organization becomes substituted for each counterparty and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Master Fund. However, the Master Fund seeks to minimize this risk by generally requiring collateral, in the form of cash, to be held in a broker segregated account for swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions.

During the year ended December 31, 2013, the Master Fund’s direct investments in derivatives consisted of the purchase and sale of call options contracts, the purchase and sale of futures contracts, the purchase and sale of forward foreign currency exchange contracts and the purchase and sale of total return, interest rate and credit default swap agreements. Investment Funds in which the Master Fund invests may also purchase and sell derivative instruments and other financial instruments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2013. These derivatives are presented in the Schedule of Investments.

	Assets			Liabilities
	Investments in Derivative Contracts at Fair Value	Unrealized Appreciation on Futures Contracts	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Futures Contracts	Unrealized Loss on Swap Agreements
Equity Risk Exposure:
Futures Contracts*	$—	$9,206,091	$—	$—	$—
Total Return Swap Agreements	—	—	268,006	—	—

Commodity Risk Exposure:
Futures Contracts*	—	—	—	1,212,498	—

Interest Rate Risk Exposure:
Call Options Purchased	20,750,470	—	—	—	—

Credit Risk Exposure:
Credit Default Swap Agreements	—	—	1,391,861	—	50,941

*	Includes cumulative appreciation/depreciation on futures contracts.

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2013:

	Realized Gain (Loss) from Derivatives	Change in Unrealized Appreciation/ Depreciation from Derivatives
Equity Risk Exposure:
Futures Contracts	$78,950,173	$10,276,474
Total Return Swap Agreements	(4,415,071)	268,006

Commodity Risk Exposure:
Futures Contracts	(58,144,975)	4,488,134

Interest Rate Risk Exposure:
Futures Contracts	(51,001,654)	6,723,012
Interest Rate Swap Agreements	(63,750,306)	—
Call Options Purchased	—	8,758,398

Credit Risk Exposure:
Credit Default Swap Agreements	8,695,744	1,340,920

Foreign Exchange Rate Exposure:
Forward Foreign Currency Exchange Contracts	(8,860,029)	—

Effective January 1, 2013 the Master Fund adopted Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”), which was subsequently clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(“ASU 2013-01”). ASU 2013-01 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of the arrangements on its financial position.

As described above, the Master Fund utilized derivative instruments to achieve its investment objective during the year ended December 31, 2013. The Master Fund may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar agreements with its derivative contract counterparties whereby the Master Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2013, the Master Funds is subject to master netting agreements that allow for amounts owed between the Master Fund and its counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At December 31, 2013, the Master Fund had one ISDA Master Agreement in place with Goldman Sachs for which master netting agreements (“MNA”) apply only to amounts owed in the same currency and in respect of the same transaction.

The following table provides additional disclosures regarding the derivative assets net of amounts available for offset under a MNA and net of the collateral received as of December 31, 2013:

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts of Assets^	Cash Collateral Received	Net Amount
Swap Agreement	$1,659,867	$(50,941)	$1,608,926	$—	$1,608,926

^	Amounts for swap agreements are reflected in the Statement of Assets, Liabilities and Partners’ Capital as Net Unrealized Gain on Swap Agreements.

The following table provides additional disclosures regarding the derivative liabilities net of amounts available for offset under a MNA and net of collateral pledged as of December 31, 2013:

	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts of Liabilities*	Cash Collateral Pledged	Net Amount
Swap Agreement	$50,941	$(50,941)	$—	$—	$—

*	Amounts for swap agreements are reflected in the Statement of Assets, Liabilities and Partners’ Capital as Net Unrealized Loss on Swap Agreements.

The average monthly fair value of options purchased was $17,422,241 for the year ended December 31, 2013. The following is a summary of the average monthly notional value of futures contracts purchased and sold, swap agreements and forward foreign currency exchange contracts in the Master Fund for the year ended December 31, 2013, as well as the notional amount of futures contracts, swap agreements and forward foreign currency exchange contracts outstanding as of December 31, 2013:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2013
Futures contracts sold	$360,433,572	$—
Futures contracts purchased	1,632,364,266	403,257,587
Credit default swap agreements	296,042,477	45,330,453
Total return swap agreements	42,768,654	25,427,075
Forward foreign currency exchange contracts	122,908,028	—

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(g) CFTC REGULATION

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

Previously, in November 2012, the CFTC issued relief for fund of fund operators, including advisers to registered investment companies, that may otherwise be required to register with the CFTC as commodity pool operators but do not have access to information from the investment funds in which they are invested in order to determine whether such registration is required. This relief delayed the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. In December 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing. Although the CFTC now has adopted harmonization rules applicable to investment companies that are deemed to be commodity pools, the CFTC has not yet issued guidance on how funds of funds are to determine whether they are deemed to be commodity pools. As of December 31, 2013, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

(h) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(i) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(j) INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

For the current open tax year and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2013, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by federal and state tax jurisdictions.

(k) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—unadjusted quoted prices in active markets for identical investments

•	Level 2—investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

•

Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or lock-up periods greater than quarterly

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Master Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Master Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Master Fund personnel, which include members from the Master Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets monthly or as needed, to determine the valuations of

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

the Master Fund’s Level 3 investments. The valuations are required to be supported by market data, industry accepted third party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization as of December 31, 2013, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1		LEVEL 2		LEVEL 3	Total
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Arbitrage Strategies	$—	$—	$73,704,930	$—	$163,547,560	$237,252,490	$—
Domestic Equity	—	—	—	—	27,732,522	27,732,522	—
Energy	—	—	39,049,655	—	197,503,596	236,553,251	—
Enhanced Fixed Income	—	—	52,582,883	—	92,523,536	145,106,419	—
Global Opportunistic	—	—	64,681,880	—	147,439,451	212,121,331	—
International Equity	—	—	—	—	42,671,381	42,671,381	—
Natural Resources	—	—	—	—	30,181,208	30,181,208	—
Private Equity	—	—	—	—	727,754,609	727,754,609	—
Real Estate	—	—	—	—	182,601,579	182,601,579	—
Passive Foreign Investment Companies
Arbitrage Strategies	—	—	—	—	22,127,566	22,127,566	—
International Equity	—	—	—	—	615,629	615,629	—
Natural Resources	—	—	—	—	4,000,974	4,000,974	—
Private Corporations
Real Estate	—	—	—	—	13,216,244	13,216,244	—
Investment Securities
Common Stocks
Domestic Equity	61,908	—	—	—	—	61,908	—
Technology	129,024	—	—	—	—	129,024	—
Registered Investment Companies
Money Market Funds	189,272,108	—	—	—	—	189,272,108	—
Derivative Instruments
Call Options Purchased	—	—	20,750,470	—	—	20,750,470	—
Warrants Purchased
Global Opportunistic	—	—	—	—	—	—	—
Futures Contracts	—	7,993,593	—	—	—	—	7,993,593
Total Return Swap Agreements	—	—	—	268,006	—	—	268,006
Credit Default Swap Agreements	—	—	—	1,340,920	—	—	1,340,920

Total	$189,463,040	$7,993,593	$250,769,818	$1,608,926	$1,651,915,855	$2,092,148,713	$9,602,519

^

Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as Investments in Securities, such as futures contracts and swap agreements. These financial instruments are generally recorded in the financial statements at the unrealized gain or loss on the financial instrument.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 or Level 2 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 fair value measurements for investments held as of December 31, 2013:

	Fair Value as of December 31, 2013	Valuation Technique	Liquidity of Investments	Adjustments To NAV**
Investments
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Arbitrage Strategies	$163,547,560	NAV as Practical Expedient*	Quarterly or Greater	None
Domestic Equity	27,732,522	NAV as Practical Expedient*	Quarterly or Greater	None
Energy	197,503,596	NAV as Practical Expedient*	Non-redeemable	None
Enhanced Fixed Income	92,523,536	NAV as Practical Expedient*	Quarterly or Greater	None
Global Opportunistic	147,439,451	NAV as Practical Expedient*	Monthly or Greater	None
International Equity	42,671,381	NAV as Practical Expedient*	Quarterly or Greater	None
Natural Resources	30,181,208	NAV as Practical Expedient*	Non-redeemable	None
Private Equity	727,754,609	NAV as Practical Expedient*	Non-redeemable	None
Real Estate	182,601,579	NAV as Practical Expedient*	Non-redeemable	None
Passive Foreign Investment Companies
Arbitrage Strategies	22,127,566	NAV as Practical Expedient*	Non-redeemable	None
International Equity	615,629	NAV as Practical Expedient*	Non-redeemable	None
Natural Resources	4,000,974	NAV as Practical Expedient*	Non-redeemable	None
Private Corporations
Real Estate	13,216,244	NAV as Practical Expedient*	Non-redeemable	None

Total Investments	$1,651,915,855

*	Unobservable valuation input.

**

Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. Transfers that occurred between Levels 2 and 3 during the year ended December 31, 2013, based on levels

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

assigned to Investments on December 31, 2012, are included in the table below. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2012	Redemptions In-Kind	Transfers In*	Gross Purchases	Gross Sales**	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2013
Investments
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Arbitrage Strategies	$125,266,503	$—	$968,383	$75,046,571	$(43,106,335)	$261,452	$5,110,986	$163,547,560
Domestic Equity	89,660,048	—	—	10,175	(73,162,927)	6,471,196	4,754,030	27,732,522
Energy	159,143,681	—	—	33,014,799	(30,521,738)	15,117,548	20,749,306	197,503,596
Enhanced Fixed Income	199,052,762	—	7,613,470	10,220,979	(121,010,612)	27,575,689	(30,928,752)	92,523,536
Global Opportunistic	274,309,743	—	7,644,288	155,322,404	(296,992,531)	75,984,386	(68,828,839)	147,439,451
International Equity	49,713,569	—	3,908,401	—	(16,049,381)	(934,554)	6,033,346	42,671,381
Natural Resources	29,024,662	—	—	3,355,101	(1,546,445)	626,986	(1,279,096)	30,181,208
Private Equity	681,514,504	—	—	65,581,196	(134,858,933)	43,401,313	72,116,529	727,754,609
Real Estate	185,296,050	—	—	24,674,248	(39,797,945)	5,230,242	7,198,984	182,601,579
Passive Foreign Investment Companies
Arbitrage Strategies	32,253,834	—	755,517	15,757,811	(27,834,207)	2,120,146	(925,535)	22,127,566
International Equity	819,194	—	—	—	(189,968)	71,124	(84,721)	615,629
Natural Resources	8,910,279	—	—	—	(4,728,401)	948,810	(1,129,714)	4,000,974
Private Equity	3,000,000	—	—	—	(3,750,000)	(6,250,000)	7,000,000	—
Private Corporations
Real Estate	19,111,732	—	—	344,743	(4,446,491)	—	(1,793,740)	13,216,244

Total Investments	$1,857,076,561	$—	$20,890,059	$383,328,027	$(797,995,914)	$170,624,338	$17,992,784	$1,651,915,855

*	Transfers from Level 2 to Level 3 in the fair value hierarchy generally relate to changes in liquidity provisions of the Investment Funds.
**	Includes Return of Capital and Capital Gain Distributions.

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2013 is $57,232,649.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

additional investment. A listing of the investments held by the Master Fund and their attributes as of December 31, 2013, that may qualify for this valuation approach is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Arbitrage Strategies(a)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$259,380	N/A	N/A	Quarterly	30-90	0-2 years; up to 9% early redemption fee
Domestic Equity(b)	Investments in equity securities issued by U.S. companies.	27,733	N/A	N/A	Quarterly	45-120	0-3 years; up to 5% early redemption fee; possible 20% investor level gate
Energy (c)	Investments in securities issued by companies in the energy sector.	236,553	$65,304	up to 15 years	N/A	N/A	0-15 years
Enhanced Fixed Income(d)	Investments in non-traditional fixed income securities.	145,106	N/A	N/A	Quarterly	30-120	0-3 years; up to 6% early redemption fee; possible 8% investor level gate
Global Opportunistic(e)	Investments in a variety of global markets across all security types.	212,121	N/A	N/A	Quarterly	45-90	0-3 years; up to 6% early redemption fee; possible 25% investor level gate
International Equity(f)	Investments in equity securities issued by foreign companies.	43,287	N/A	N/A	Quarterly	60	0-2 years; up to 2% early redemption fee; possible 25% investor level gate

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Natural Resources(g)	Investments with exposure to non-energy natural resources.	$34,182	$ 6,423	up to 10 years	N/A	N/A	0-10 years
Private Equity(h)	Investments in nonpublic companies.	727,755	188,259	up to 10 years	N/A	N/A	0-10 years
Real Estate(i)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	195,818	44,601	up to 10 years	N/A	N/A	0-10 years
		$1,881,935	$304,587

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)

This category includes Investment Funds that invest using two primary Styles (Event-Driven and Relative Value). Event-Driven strategies typically will include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

(b)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Funds in this category may include long/short funds, mutual funds and exchange-traded funds.

(c)

This category includes Investment Funds that invest primarily in publicly-traded securities issued by companies in the energy sector, private investments in energy-related assets or companies, and futures in energy commodity markets. The Investment Funds include private funds which may hold long/ short equities, commodity trading advisers (“CTAs”) trading contracts on energy related commodities, mutual funds or exchange-traded funds, and private partnerships with private investments in their portfolios.

(d)

This category includes Investment Funds that invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may be heavily weighted to certain industries such as telecom and technology with lower credit rating ranges

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.
(e)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global long/short equity funds, global macro funds, and CTA’s.

(f)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Funds in this category may include long/ short funds, mutual funds, and exchange-traded funds.

(g)

This category includes Investment Funds that invest primarily in assets with exposure to non-energy natural resources, including gold and other precious metals, industrial metals, and agricultural commodities. The Investment Funds may include private funds invested in long/ short equities; CTA’s trading contracts on agricultural commodities, mutual funds and exchange-traded funds, and private partnerships with private investments in their portfolios.

(h)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(i)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. The Adviser generally recommends to the Board that the Master Fund offer to repurchase Interests each calendar quarter, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2013 the Master Fund held investments in Investment Funds, securities and other derivatives. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of management fees of up to 3.0% annually of monthly average net assets. In addition, many Investment Funds also provide for performance incentive fees/ allocations of up to 30% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment managers. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $361,759,934 and $1,381,779,524, respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until well after year end. The Master Fund’s book cost as of December 31, 2013, was $1,871,877,137, resulting in accumulated net unrealized appreciation of $220,271,576 consisting of $398,119,005 in gross unrealized appreciation and $177,847,429 in gross unrealized depreciation.

During the year ended December 31, 2013, certain investments were received through a transfer in-kind in connection with the redemption of certain investments. The fair value of these investments transferred in-kind, related cost and realized gain (loss) were as follows:

Investments Redeemed	Fair Value	Cost	Realized Gain (Loss) on Transfers In-Kind	Investments Received
Passport II, L.P.	$566,761	$484,754	$82,007	Passport Global Strategies III, Ltd.
Q Funding III, L.P.	378,657	297,885	80,772	Houghton Mifflin Harcourt Co.
Q4 Funding, L.P.	106,024	98,171	7,853	Houghton Mifflin Harcourt Co.

	$1,051,442	$880,810	$170,632

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(b) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, lock-ups, notice periods and early redemption fees. The Master Fund’s investments are grouped in three categories of liquidity, as determined by the Adviser. To better manage the Master Fund’s liquidity, the Adviser has also structured the portfolio’s capital into the liquidity categories listed below. The categories and percent of investments in each are as follows at December 31, 2013:

Liquidity Categories*	Total Percentage of Capital Invested Allowed, per Category	Percentage of Investments, per Category	Withdrawal Rights
Category 1 Assets(a)	10.00%-100.00%(b)	49.3%	Securities and derivatives activity or Investment Funds that settle three business days after trade date (“T+3”) and that have at least quarterly withdrawal rights and not more than a one-year lock-up period remaining.

Category 2 Assets(a)	0.00%-100.00%(b)	5.3%	Investment Funds that allow for periodic withdrawals at the time of investment but do not meet the qualifications for Category 1 Assets due to frequency of redemptions allowed or extended lock-up periods remaining.

Category 3 Assets(a)	0.00%-25.00%(b)	45.4%**	Investment Funds that are self-liquidating (e.g., private equity funds), or that otherwise fail to meet the definition of Category 1 or 2 Assets. Also includes Investment Funds that only make distributions as the underlying portfolio’s assets or investments are liquidated (i.e., the investor in such Investment Funds does not have the right to request withdrawals on any specified periodic basis).

		100.0%

*	The expiration or implementation of lock-up periods on Master Fund investments in an Investment Fund could result in such investments moving from one liquidity category to another.
**

If at the end of any calendar quarter the Master Fund is not in compliance with the weighting of Category 3 Assets, the Master Fund will endeavor to bring its portfolio back into compliance with these requirements, taking into consideration the best interests of all investors, and during such time will not commit any additional capital to Category 3 Assets. During such time, the Master Fund may fund existing capital commitments to Investment Funds comprising Category 3 Assets. The Master Fund’s portfolio currently is above the desired weighting in Category 3 Assets. The Master Fund is currently funding existing capital commitments to Investment Funds comprising Category 3 Assets, but is not currently committing additional capital to Category 3 Assets.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(a)

Category 1 Assets are defined as cash, money market funds, and exchange-traded securities including, but not limited to equities, bonds, notes, mutual funds, ETFs, options (including OTC), and derivatives. Investment Funds with investor-level gates, fund-level gates, redemption fees and/or penalties, sidepockets and/or special purpose vehicles housing less liquid investments may be included in this category as long as they have at least quarterly withdrawal rights with a year or less lockup remaining.

(b)

The Master Fund may not have less than 10% of its capital invested in cash and securities with T+3 liquidity, which are included in Category 1 Assets, or more than 25% of its capital invested in Category 3 Assets, with all remaining capital invested in Category 1 Assets or Category 2 Assets.

(c) AFFILIATED INVESTMENT FUNDS

At December 31, 2013, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. The activity resulting from investments in these Investment Funds, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Investment Funds (including activity during the year ended December 31, 2013) is shown below:

Investment Funds	Shares 12/31/2012	Shares 12/31/2013	Fair Value 12/31/2012	Redemptions In-Kind	Cost of Purchases	Cost of Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2013	Interest/ Dividend Income
Advent Latin American Private Equity Fund V-F, L.P.			$6,741,293	—	$3,150,000	$(1,792,500)	$748,763	$(337,624)	$8,509,932	$—
BDCM Partners I, L.P.			52,228,921	—	7,628,476	(24,203,260)	2,556,954	2,319,040	40,530,131	—
Blue Mountain Credit Alternatives Fund, L.P.			—	—	75,000,000	—	—	4,092,477	79,092,477	—
Blueshift Energy Fund, L.P.			—	—	30,000,000	—	—	3,372,298	33,372,298	—
CCM Small Cap Value Qualified Fund, L.P.			15,016,101	—	—	(9,411,514)	(7,763,121)	7,368,776	5,210,242	—
Credit Distressed Blue Line Fund, L.P.			23,635,066	—	—	—	—	(10,444,123)	13,190,943	—
CX Partners Fund Limited			13,201,649	—	5,939,105	(911,260)	128,547	(94,041)	18,264,000	239,891
Dace Ventures I, L.P.			1,633,643	—	234,064	(108,287)	—	(249,457)	1,509,963	—
Encap Energy Infrastructure TE Feeder, L.P.			5,883,315	—	1,665,898	(1,936,988)	1,802,967	(1,692,791)	5,722,401	124,290
Florida Real Estate Value Fund, L.P.			8,267,040	—	—	(3,130,287)	444,319	2,568,928	8,150,000	—
Fortelus Special Situations Fund, L.P.			8,370,867	—	—	(3,370,239)	(947,427)	1,041,596	5,094,797	—
Garrison Opportunity Fund, LLC			23,376,632	—	—	(5,363,809)	(17,188)	2,559,226	20,554,861	—
Gavea Investment Fund II A, L.P.			1,569,121	—	—	(398,551)	398,551	346,879	1,916,000	—
GTIS Brazil Real Estate Fund (Brazilian Real), L.P.			23,955,679	—	—	—	—	(55,679)	23,900,000	—
Halcyon European Structured Opportunities Fund, L.P.			313,229	—	—	(116,230)	(249,754)	142,135	89,380	—
Harbinger Capital Partners Fund I, L.P.			26,663,600	—	—	—	—	(1,422,915)	25,240,685	—
Hayman Capital Partners, L.P.			57,552,275	—	23,268	—	—	6,236,264	63,811,807	23,268
HealthCor Partners Fund, L.P.			8,386,656	—	150,392	(1,528,308)	882,934	827,527	8,719,201	—

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

Investment Funds	Shares 12/31/2012	Shares 12/31/2013	Fair Value 12/31/2012	Redemptions In-Kind	Cost of Purchases	Cost of Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2013	Interest/ Dividend Income
Hillcrest Fund, L.P.			$11,037,970	—	$—	$(1,718,280)	$824,825	$2,060,919	$12,205,434	$—
Integral Capital Partners VIII, L.P.			3,142,555	—	—	(413,810)	—	143,255	2,872,000	—
Intervale Capital Fund, L.P.			12,192,477	—	380,404	(935,146)	507,930	3,143,181	15,288,846	315,898
Kenmont Onshore Fund, L.P.			213,776	—	—	(182,626)	57,042	(69,508)	18,684	—
Kepos Alpha Fund, L.P.			—	—	125,000,000	(35,000,000)	(3,492,256)	(7,848,519)	78,659,225	—
LC Fund IV, L.P.			25,438,063	—	1,407,287	(467,090)	326,642	(1,171,260)	25,533,642	298,002
Magnetar Capital Fund, L.P.			8,869,901	—	—	(3,893,552)	1,383,342	1,232,277	7,591,968	—
Magnetar SPV, LLC (Series L)			13,008,600	—	—	(10,662,046)	683,211	(983,031)	2,046,734	—
Middle East North Africa Opportunities Fund, L.P.	5,089	5,089	1,516,120	—	—	—	—	(200,386)	1,315,734	—
Monsoon Infrastructure & Realty Co-Investors, L.P.			16,036,064	—	748,752	—	—	(1,790,412)	14,994,404	—
Montrica Global Opportunities Fund, L.P.	33,558	25,428	1,709,302	—	—	(372,669)	(440,277)	(226,986)	669,370	—
Orbis Real Estate Fund I			2,988,770	—	69,273	(294,675)	—	(582,723)	2,180,645	—
Passport Global Strategies III, Ltd.	1,211	2,244	751,847	566,761	—	—	—	(448,535)	870,073	—
Pearlmark Mezzanine Realty Partners III, LLC			16,113,000	—	1,582,279	(3,863,635)	—	373,956	14,205,600	1,563,028
Pennybacker II, L.P.			3,726,729	—	4,898,179	(2,018,847)	355,399	764,819	7,726,279	250,495
Phoenix Real Estate Fund (T), L.P.			14,003,922	—	—	(6,481,395)	—	(690,288)	6,832,239	—
PIPE Equity Partners, L.L.C.			18,231,147	—	—	(4,225,724)	(5,644,165)	4,050,188	12,411,446	—
PIPE Select Fund, L.L.C.			34,326,724	—	—	(3,887,722)	255,152	(2,811,068)	27,883,086	—
Private Equity Investment Fund IV, L.P.			5,783,277	—	250,322	(700,727)	(275,679)	352,038	5,409,231	18,595
Private Equity Investment Fund V, L.P.**			38,463,168	—	2,707,100	(2,511,959)	1,249,303	8,067	39,915,679	53,342
Providence MBS Fund L.P.			110,686,933	—	—	(60,000,000)	16,568,567	(14,672,617)	52,582,883	—
Quantum Parallel Partners V, L.P.			13,269,063	—	11,494,907	—	—	4,826,664	29,590,634	—
Saints Capital VI, L.P.			19,331,961	—	312,543	(3,535,001)	2,638,257	(2,306,981)	16,440,779	3,765
SBC Latin America Housing US Fund, L.P.			4,390,948	—	2,389,667	(266,667)	—	1,127,924	7,641,872	—
Sovereign Capital Limited Partnership III			8,448,021	—	3,301,423	—	—	5,674,984	17,424,428	—
Tenaska Power Fund II-A, L.P.			17,855,284	—	7,904,292	(3,315,025)	3,544	(3,764,430)	18,683,665	53,433
Trivest Fund IV, L.P.			18,805,260	—	4,290,353	(5,976,852)	—	2,273,922	19,392,683	1,046,091
Trustbridge Partners III, L.P.			30,761,365	—	2,484,873	(10,001,463)	4,857,963	12,140,474	40,243,212	245,981
Tuckerbrook SB Global Distressed Fund I, L.P.			5,734,262	—	—	(1,125,000)	—	684,325	5,293,587	—

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

Investment Funds	Shares 12/31/2012	Shares 12/31/2013	Fair Value 12/31/2012	Redemptions In-Kind	Cost of Purchases	Cost of Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2013	Interest/ Dividend Income
Tybourne Equity (U.S.) Fund			$41,247,237	—	$—	$(14,689,559)	$1,759,382	$3,886,739	$32,203,799	$—
Velite Energy, L.P.			52,142,437	—	—	—	—	(13,092,782)	39,049,655	—
Westview Capital Partners II, L.P.			20,785,579	—	3,943,595	—	—	2,406,423	27,135,597	920,572

			$847,806,849	$566,761	$296,956,452	$(228,810,703)	$19,603,727	$11,069,145	$947,192,231	$5,156,651

*	Sales include return of capital.
**	Voting rights have been waived for this investment.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

(7) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital of the Master Fund. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The administration fees are paid out of the Master Fund’s assets, which decreases the net profits or increases the net losses of the partners in the Master Fund. As of December 31, 2013, the Master Fund had $2,064,041,426 in partners’ capital. The total administration fee incurred for the year ended December 31, 2013, was $1,645,176.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

(9) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2013, $28,677,960 was incurred for Investment Management Fees.

(b) PLACEMENT AGENTS

The Master Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Master Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Master Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2013, the two largest non-affiliated sub-placement agents service approximately 80.57% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which may affect the Master Fund.

(10) CREDIT FACILITY

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintained a line of credit agreement (the “Agreement”) with Deutsche Bank Aktiengesellschaft which provided a $500,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Agreement. Borrowings under the Agreement were secured by the Master Fund’s investments. The Agreement provided for a commitment fee of 0.65% plus interest accruing on any borrowed amounts at the three-month London Interbank Offered Rate (LIBOR) plus a spread of 1.10% per

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

annum, payable quarterly in arrears. At the discretion of the Master Fund, the Agreement with Deutsche Bank was terminated in May 2013. There were no borrowings during the year ended December 31, 2013.

(11) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010	Year ended December 31, 2009
Net investment loss to average partners’ capital[1]	(0.74)%	(0.81)%	(0.75)%	(0.84)%	(0.95)%
Expenses to average partners’ capital[1,2]	1.37%	1.49%	1.27%	1.19%	1.20%
Portfolio turnover	16.95%	20.88%	26.72%	26.71%	27.40%
Total return[3]	4.67%	2.50%	(3.18)%	9.52%	14.96%
Partners’ capital, end of year (000s)	$2,064,041	$3,071,734	$4,301,279	$5,355,785	$5,212,611

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the year.
2

Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds. Expenses include U.S. offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.

3	Calculated as geometrically linked monthly returns for each month in the year.

(12) SUBSEQUENT EVENTS

On February 18, 2014, the Board approved a tender offer (the “Offer”) to be made for up to 100% of the Master Fund’s outstanding Interests with a valuation date of March 31, 2014, with a potential extension of the valuation date to June 30, 2014 depending on certain factors as set forth in the Offer. Unlike the Master Fund’s prior offers to repurchase Interests, with respect to which the Master Fund paid repurchase proceeds in cash, proceeds for Interests tendered and accepted pursuant to the Offer will not be paid in cash. Proceeds for tendered Interests will be paid in-kind with tendering partners receiving 100% of their repurchase proceeds in shares of limited partnership interests (the “Shares”) in PMF Fund, L.P. (the “PMF Fund”), a newly-formed, closed-end, non-diversified, investment company registered under the 1940 Act that invests substantially all of its assets in The Endowment PMF Master Fund, L.P. (the “PMF Master Fund” and together with the PMF Fund, the “PMF Funds”), which also is a newly-formed, closed-end, non-diversified, registered investment company under the 1940 Act.

The Offer commenced on February 20, 2014 and, unless extended, will expire on March 19, 2014. The estimated net asset value will be calculated for the purpose of the Offer as of March 31, 2014 or, if the valuation date is extended, June 30, 2014. The Offer is subject to certain conditions and is being made simultaneously with a cash tender offer by the PMF Fund in which partners tendering Interests pursuant to the Offer, and therefore becoming holders of Shares of the PMF Fund, will have the opportunity to participate (the “PMF Funds Offer”). The PMF Funds Offer is a cash repurchase offer pursuant to which Shares will be repurchased at a discount to

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2013

their net asset value, assuming all of the conditions of the PMF Funds Offer are satisfied. The Offer is not contingent upon the completion of the PMF Funds Offer. Additional information regarding the Offer and the PMF Funds Offer is available free of charge on the SEC’s website at www.sec.gov.

Subsequent to locking the net asset value of the portfolio on January 23, 2014, certain underlying investment fund managers provided updated valuation information. Due to the impact of such information on the Master Fund’s net asset value, management made the decision to adjust the estimated fair value of such investment funds to reflect such updated information in the accompanying financial statements, which resulted in an increase to the value of the Master Fund’s net asset value in the amount of $42,725,467.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2013

(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P, The Endowment TEI Fund, L.P. and The Endowment Institutional TEI Fund W, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $38,000, paid quarterly, an annual Board meeting fee of $15,000, a fee of $1,250 per informal Board meeting, a fee of $1,250 per telephonic Board meeting, an annual fee of $4,000 for membership on each committee, an annual fee of $5,000 for the audit committee chairman and $2,500 for each other committee chair, each of which is paid quarterly, and an annual fee of $7,500, paid quarterly, to the Lead Independent Director. There are currently six Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Directors

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 53 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director, Co- Principal Executive Officer (Since 2004)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	5	Salient Alternative Strategies Funds (investment companies) (two funds) since 2010; Salient MF Trust (investment company) (five funds) since 2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew Linbeck(1) Age: 49 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director, Co- Principal Executive Officer (Since 2004)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002.	5	Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011.
A. Haag Sherman(1) Age: 48 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	Member, Investment Committee of the Adviser, 2002-2011; Managing Director of Salient, 2002-2011.	5	Salient Alternative Strategies Funds (investment companies) (two funds) 2010-2012; Salient Midstream & MLP Fund (investment company) since 2012; Salient MLP & Energy Infrastructure Fund (investment company) since 2011; Plains Capital Corporation, since 2009; Blue Dolphin Energy Company, since 2012.

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Master Fund, The Endowment Registered Fund, L.P., The Endowment Institutional Fund, L.P., The Endowment TEI Fund, L.P., The Endowment Institutional TEI Fund W, L.P., and the Adviser.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Age: 74 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	5	Salient Alternative Strategies
Funds (investment
companies) (two funds)
since 2010; Salient MF Trust
(investment company) (five
funds) since 2012; Salient
Midstream & MLP Fund
(investment company) since
2012; Salient MLP &
Energy Infrastructure Fund
(investment company) since
2011; Brandes Investment
Trust (investment
companies)(four funds) since
2006; Credit Suisse
Alternative Capital Funds
(investment companies) (six
funds) 2005-2010.
Jonathan P. Carroll Age: 52 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the past six years.	5	Salient Alternative Strategies
Funds (investment
companies) (two funds)
since 2010; Salient MF Trust
(investment company) (five
funds) since 2012; Salient
Midstream & MLP Fund
(investment company) since
2012; Salient MLP &
Energy Infrastructure Fund
(investment company) since
2011.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 57 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2009)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996.	5	Salient Alternative Strategies
Funds (investment
companies) (two funds)
since 2010; Salient MF Trust
(investment company) (five
funds) since 2012; Salient
Midstream & MLP Fund
(investment company) since
2012; Salient MLP &
Energy Infrastructure Fund
(investment company) since
2011; U.S. Physical
Therapy, Inc., since 2005;
Sterling Bancshares, Inc.,
since 2007; RMD Networks,
Inc., since 2006; Monebo
Technologies Inc., since
2009; AG Technologies,
since 2009; The Harris
Foundation, Inc., since 1998;
Houston Technology Center,
since 2004; Greater Houston
Community Foundation,
2004-2009; Communities in
Schools, since 2007; ZOO
SCORE “Counselors to
America’s Small Business”,
since 2009; American
Telemedicine Association,
since 2007; Houston Angel
Network, since 2004;
BioHouston, since 2006; The
National Math and Science
Initiative, and Space
Agency, since 2008.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Richard C. Johnson Age: 76 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner).	5	Salient Alternative Strategies
Funds (investment
companies) (two funds)
since 2010; Salient MF Trust
(investment company) (five
funds) since 2012; Salient
Midstream & MLP Fund
(investment company) since
2012; Salient MLP &
Energy Infrastructure Fund
(investment company) since
2011.
G. Edward Powell Age: 77 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; Consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994).	5	Salient Alternative Strategies
Funds (investment
companies) (two funds)
since 2010; Salient MF Trust
(investment company) (five
funds) since 2012; Salient
Midstream & MLP Fund
(investment company) since
2012; Salient MLP &
Energy Infrastructure Fund
(investment company) since
2011; Therapy Track, LLC,
since 2009; Global Water
Technologies, Inc.; Datavox
Holdings, Inc.; Energy
Services International, Inc.,
since 2004.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott E. Schwinger Age: 48 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Director (Since 2004)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	5	Salient Alternative Strategies
Funds (investment
companies) (two funds)
since 2010; Salient MF Trust
(investment company) (five
funds) since 2012; Salient
Midstream & MLP Fund
(investment company) since
2012; Salient MLP &
Energy Infrastructure Fund
(investment company) since
2011; The Make-A-Wish
Foundation, since 2008;
YES Prep Public Schools,
since 2001.

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 40 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Chief Compliance Officer (“CCO”) (Since 2010)	CCO, Salient, since 2010; Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008.
John E. Price Age: 46 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Treasurer; Principal Financial Officer (Since 2004)	Managing Director and Chief Financial Officer, Adviser, since 2003; Partner, Managing Director and Chief Financial Officer of Salient, since 2003.
Jeremy Radcliffe Age: 39 Address: c/o The Endowment Fund 4265 San Felipe, 8th Floor, Houston, TX 77027	Secretary (Since 2013)	Managing Director of Salient, since 2002.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2013

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2013.

Asset Class[1]	Fair Value	%
Arbitrage Strategies	$259,380,056	12.40
Domestic Equity	27,794,430	1.33
Energy	236,553,251	11.31
Enhanced Fixed Income	145,106,419	6.94
Global Opportunistic	212,121,331	10.14
International Equity	43,287,010	2.07
Natural Resources	34,182,182	1.63
Private Equity	727,754,609	34.77
Real Estate	195,817,823	9.36
Technology	129,024	0.01
Call Options Purchased	20,750,470	0.99
Money Market Funds	189,272,108	9.05

Total Investments	$2,092,148,713	100.00

1	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Privacy Policy (Unaudited)

The Master Fund recognizes the importance of securing personal financial information. It is our policy to safeguard any personal and financial information that may be entrusted to us. The following is a description of the Master Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

We collect information about our investors, including, but not limited to, the investor’s name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from subscription agreements, other forms of correspondence that we receive from investors, from personal conversations and from affiliated entities as permitted by law.

We receive information about investor transactions with us, including, but not limited to, account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose nonpublic information we collect, as described above, to the Master Fund’s service providers, including the Master Fund’s investment adviser, sub-advisers, servicing agent, independent administrator, custodian, legal counsel, accountant and auditor. We do not disclose any nonpublic information about our current or former investors to nonaffiliated third parties, except as required or permitted by law. We restrict access to investor nonpublic personal information to those persons who require such information to provide products or services to investors. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard investors’ nonpublic personal information.

If an investor’s investment relationship with the Master Fund involves a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of such investor’s financial intermediary would govern how any nonpublic personal information would be shared by them with nonaffiliated third parties.

Independent Directors

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Directors and Officers

A. Haag Sherman, Director

John A. Blaisdell, Director and Co-Principal Executive Officer

Andrew B. Linbeck, Director and Co-Principal Executive Officer

John E. Price, Treasurer and Principal Financial Officer

Jeremy Radcliffe, Secretary

Paul A. Bachtold, Chief Compliance Officer

Investment Adviser

Endowment Advisers, L.P.

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

J.P. Morgan Chase Bank, N.A.

Greenwich, CT

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

The Endowment Fund 4265 San Felipe 8th Floor Houston, Texas 77027 Tel 800-725-9456 Fax 713-993-4698

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$11,700	$11,500
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment Institutional Fund, L.P. (the “Institutional Fund”), The Endowment Registered Fund, L.P. (the “Registered Fund”), The Endowment TEI Fund, L.P. (the “TEI Fund”) and The Endowment Institutional TEI Fund W, L.P. (the “Institutional TEI W Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. Lee G. Partridge, Jeremy L. Radcliffe, William K. Enszer, William B. Hunt and William R. Guinn.

Mr. Partridge has served as an Investment Committee Member since January 15, 2013, and has served as Chief Investment Officer of Salient Partners, L.P. (“Salient”), which owns Salient Trust Co., LTA, a trust company chartered under the laws of the State of Texas, since January 15, 2013. Mr. Radcliffe has served as an Investment Committee Member since 2014 and Managing Director of Salient since 2002. Previously, he held the position of Partner of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002 (collectively, “Redstone”)). Mr. Enszer has served as an Investment Committee Member since 2014 and Director of Salient since 2010. Previously, he held the position of Vice President of Redstone Asset Management (from 2005-2010). Mr. Hunt has served as an Investment Committee Member since 2014 and as Chief Risk Officer of Salient since 2014. He previously held positions as a Senior Analyst and Portfolio Manager of Iridian Asset Management (from 1996-2011) and Professor at Southern Methodist University (from 1991-2000). Mr. Guinn has served as an Investment Committee Member since 2014 and Director of Salient since 2013. Previously, he held the position of Director of Strategic Partnerships and Opportunistic Investments at the Teacher Retirement System of Texas (2009-2013). Each member of the Investment Committee reviews asset allocation recommendations made by the Adviser’s representatives, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2013: (i) the number of registered investment companies (including the Fund), other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
Jeremy Radcliffe
Registered investment companies (1)	9	$1.51 billion	0	$—
Other pooled investment companies (1)	13	$1.29 billion	2	$331 million
Other accounts	>1420	$14.31 billion	3	$9.80 billion
Lee Partridge
Registered investment companies (1)	9	$1.43 billion	0	$—
Other pooled investment companies (1)	11	$1.05 billion	2	$331 million
Other accounts	>1420	$14.27 billion	3	$9.80 billion
William K. Enszer
Registered investment companies (1)	0	$—	0	$—
Other pooled investment companies (1)	0	$—	0	$—
Other accounts	0	$—	0	$—
William B. Hunt
Registered investment companies (1)	0	$—	0	$—
Other pooled investment companies (1)	0	$—	0	$—
Other accounts	0	$—	0	$—
William R. Guinn
Registered investment companies (1)	3	$1.18 billion	0	$—
Other pooled investment companies (1)	3	$425 million	2	$331 million
Other accounts	>1420	$4.57 billion	2	$70 million

(1)	For registered investment companies and pooled investment vehicles managed, the number of vehicles reported for master-feeder structures includes both the master fund and feeder funds while the corresponding total assets reported reflect the assets of the master fund only.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Partridge, Radcliffe, Enszer, Hunt and Guinn indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Partridge, Radcliffe, Enszer, Hunt and Guinn receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Partridge, Radcliffe, Enszer, Hunt and Guinn also indirectly own equity in the advisers to other funds and are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Messrs. Partridge and Radcliffe are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Partridge and Radcliffe believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2013 by each Investment Committee Member.

Investment Committee Member	Master Fund	Registered Fund	Institutional Fund	TEI Fund	Institutional TEI W Fund
Jeremy L. Radcliffe	None	None	$500,001 to $750,000	None	None
Lee G. Partridge	None	None	None	None	None
William K. Enszer	None	None	None	None	None
William B. Hunt	None	None	None	None	None
William R. Guinn	None	None	None	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Endowment Registered Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer
Date: February 27, 2014

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 27, 2014

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 27, 2014

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: February 27, 2014